================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-56846) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 46
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 48

                              VANGUARD INDEX TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE; on March 28, 1997, pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 19, 1997.

================================================================================

                              VANGUARD INDEX TRUST

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                                          LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objectives; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Funds.......................   Management of the Funds
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Each Funds Shares; Selling Your
                                                               Shares; The Share Price of Each
                                                               Portfolio; Dividends, Capital Gains
                                                               and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

  FORM N-1A                                                            LOCATION IN STATEMENT
 ITEM NUMBER                                                         OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

                                   VANGUARD
                                  INDEX TRUST

                                  Prospectus
                                  March 28, 1997


TOTAL STOCK MARKET
PORTFOLIO

500 PORTFOLIO

EXTENDED MARKET
PORTFOLIO

SMALL CAPITALIZATION
STOCK PORTFOLIO

VALUE PORTFOLIO

GROWTH PORTFOLIO


This prospectus contains financial data for the Trust through the fiscal year ended December 31, 1996.

                               [GRAPHIC OF SHIP]

                                                                 [VANGUARD LOGO]

VANGUARD INDEX TRUST                                   A Stock Index Mutual Fund

CONTENTS

Portfolio Expenses             3

Financial Highlights           5

A Word About Risk              8

The Portfolios'
Objectives                     9

Who Should Invest              9

Investment Strategies         10

Investment Policies           14

Investment Limitations        15

Investment
Performance                   15

Share Price                   16

Dividends, Capital
Gains, and Taxes              17

The Trust and
Vanguard                      18

Investment Adviser            18

General Information           18

Investing
with Vanguard                 19

Services and
Account Features              19

Types of Accounts             20

Distribution Options          21

Buying Shares                 21

Redeeming Shares              23

Fund and Account
Updates                       25

Prospectus Postscript         27

Risk Quiz                     28

Glossary       Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard Index Trust (the "Trust") is an open-end investment company that includes six separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth.

    Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. One index reflects the entire U.S. stock market; the five other indexes focus on specific stock market segments. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

    You can buy shares in any of the six Portfolios that meet your investment needs; you do not have to buy shares in all six.

    IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

FEES AND EXPENSES
The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

    Each Portfolio charges a $10 annual account maintenance fee for accounts with balances of less than $10,000.

    Two Portfolios charge a fee on purchases: 0.5% for the Extended Market Portfolio and for the Small Capitalization Stock Portfolio.

ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated March 28, 1997) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                                           Vanguard Index Trust


WHO SHOULD INVEST (page 9)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.


WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

-  Investors hoping to beat the stock market.

RISKS OF THE PORTFOLIOS (pages 8-14)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All six Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 8.

DIVIDENDS AND CAPITAL GAINS (page 17)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market and Small Capitalization Stock Portfolios pay dividends in December. All six of the Trust's Portfolios pay capital gains, if any, in December.

INVESTMENT ADVISER (page 18)

Vanguard Core Management Group, Valley Forge, PA, manages each of the six Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO: $3,000; $1,000 for IRAs and custodial accounts for minors.

ACCOUNT FEATURES (page 19)

-  Telephone Redemption (sales, not exchanges)

-  Vanguard Direct Deposit Service(SM)

-  Vanguard Automatic Exchange Service(SM)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(SM)

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED DECEMBER 31, 1996

                                   1 YEAR             5 YEARS           10 YEARS
                                   ---------------------------------------------
Total Stock Market                 21.0%              16.0%*              --
Wilshire 5000 Index                21.2               16.4*               --

500                                22.9%              15.1%             15.0%
S&P 500 Index                      23.0               15.2              15.3

Extended Market**                  17.7%              14.8%             15.3%*
Wilshire 4500 Index                17.2               14.3              15.4*

SmallCap Stock**                   18.1%              16.3%             12.5%
Russell 2000 Index                 16.5               15.6              12.4

Value                              21.9%              18.6%*              --
S&P/BARRA Value                    22.0               18.8*               --
   Index

Growth                             23.7%              15.8%*              --
S&P/BARRA Growth                   24.0               16.1*               --
   Index

 * Since inception; see page 2.
** Does not include transaction fee; see page 2.




In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                               Vanguard Index Trust

-------------------------------------------------------------------------------------------------
                                                  TOTAL STOCK                         EXTENDED
                                                    MARKET              500            MARKET
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                                     4/27/92          8/31/76          12/21/87

NET ASSETS AS OF 12/31/96:                       $3.53 billion    $30.33 billion    $2.10 billion

PORTFOLIO EXPENSE RATIO FOR
THE FISCAL YEAR ENDED 12/31/96:                      0.22%            0.20%             0.25%

FEES
   LOADS, 12b-1 MARKETING FEE:                       None             None              None
   ANNUAL ACCOUNT MAINTENANCE FEE:*                   $10              $10               $10
   TRANSACTION FEE ON PURCHASES:                     None             None               0.5%

SUITABLE FOR IRAS:                                    Yes              Yes               Yes

NEWSPAPER ABBREVIATION:                             IdxTot           Idx 500           IdxExt

VANGUARD FUND NUMBER:                                 085              040               098
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                   SMALLCAP
                                                     STOCK            VALUE            GROWTH
--------------------------------------------------------------------------------------------------
INCEPTION DATE:                                     10/3/60          11/2/92           11/2/92

NET ASSETS AS OF 12/31/96:                       $1.71 billion    $1.02 billion    $786.90 million

PORTFOLIO EXPENSE RATIO FOR
THE FISCAL YEAR ENDED 12/31/96:                      0.25%            0.20%             0.20%

FEES
   LOADS, 12b-1 MARKETING FEE:                       None             None              None
   ANNUAL ACCOUNT MAINTENANCE FEE:*                   $10              $10               $10
   TRANSACTION FEE ON PURCHASES:                      0.5%            None              None

SUITABLE FOR IRAS:                                    Yes              Yes               Yes

NEWSPAPER ABBREVIATION:                            IdxSmCap          IdxVal            IdxGro

VANGUARD FUND NUMBER:                                 048              006               009
--------------------------------------------------------------------------------------------------




* Waived for accounts with balances of $10,000 or more.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES AND FEES

Sales Load Imposed on Purchases:                            None
Transaction Fee on Purchases*
   Extended Market Portfolio:                               0.5%
   SmallCap Stock Portfolio:                                0.5%
   Total Stock Market, 500, Value, and Growth Portfolios:   None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

* The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

   For accounts with balances of less than $10,000, an account maintenance fee is deducted from a Portfolio's dividends ($2.50 each quarter for the Total Stock Market, 500, Value, and Growth Portfolios, and $10 each December for the Extended Market and Small Capitalization Stock Portfolios). If you receive a distribution that is less than the fee, shares will be automatically redeemed to make up the difference.

   The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a portfolio shareholder. These expenses are deducted from the portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the portfolio, providing services, and other activities. The expenses shown are for the fiscal year ended December 31, 1996.

ANNUAL PORTFOLIO OPERATING EXPENSES

----------------------------------------------------------------
                                  TOTAL STOCK
                                    MARKET               500
----------------------------------------------------------------
Management and
   Administrative Expenses:             0.18%              0.17%
Investment Advisory Expenses:            None               None
12b-1 Marketing Fees:                    None               None
Other Expenses
   Marketing and Distribution
     Expenses:                   0.02%              0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%              0.01%
                                 ----               ----
Total Other Expenses:                   0.04%              0.03%
                                        ----               ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                     0.22%              0.20%
                                        ====               ====


                                PLAIN TALK ABOUT
                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions -- and not by shareholders already in the portfolio. In addition, most of Vanguard's index portfolios charge an account maintenance fee on accounts under $10,000 to divide the costs of maintaining accounts equitably among shareholders.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.




                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1996 was 0.22%, or $2.20 per $1,000 of average net assets. The average equity index fund had expenses in 1996 of 0.65%, or $6.50 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

----------------------------------------------------------------
                                   EXTENDED           SMALLCAP
                                    MARKET              STOCK
----------------------------------------------------------------
Management and
   Administrative Expenses:             0.21%              0.21%
Investment Advisory Expenses:            None               None
12b-1 Marketing Fees:                    None               None
Other Expenses
   Marketing and Distribution
     Expenses:                   0.02%              0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%              0.02%
                                 ----               ----
Total Other Expenses:                   0.04%              0.04%
                                        ----               ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                     0.25%              0.25%
                                        ====               ====

----------------------------------------------------------------
                                     VALUE             GROWTH
----------------------------------------------------------------
Management and
   Administrative Expenses:             0.16%              0.16%
Investment Advisory Expenses:            None               None
12b-1 Marketing Fees:                    None               None
Other Expenses
   Marketing and Distribution
     Expenses:                   0.02%              0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%              0.02%
                                 ----               ----
Total Other Expenses:                   0.04%              0.04%
                                        ----               ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                     0.20%              0.20%
                                        ====               ====

   The following examples illustrate the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that each Portfolio provides a return of 5% a year and that you redeem your investment at the end of each period. A $10 annual fee payable on accounts of less than $10,000 is not included.

--------------------------------------------------------------------------------
PORTFOLIO                         1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Total Stock Market                  $2          $ 7         $12           $28
500                                 $2          $ 6         $11           $26
Extended Market                     $8          $13         $19           $37
SmallCap Stock                      $8          $13         $19           $37
Value                               $2          $ 6         $11           $26
Growth                              $2          $ 6         $11           $26
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended December 31, 1996 (or each year since the Portfolio's inception date). The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent Annual Report to Shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.



                                                                       TOTAL STOCK MARKET PORTFOLIO
                                                                          YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------          3/16/92+-
                                                     1996             1995             1994             1993         12/31/92
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     15.04      $     11.37      $     11.69      $     10.84      $     10.00
                                              ----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .29              .29              .27              .26              .23
 Net Realized and Unrealized Gain (Loss)
  on Investment                                      2.84             3.75             (.29)             .88              .84
                                              ----------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   3.13             4.04             (.02)            1.14             1.07
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.29)            (.28)            (.27)            (.26)            (.23)
 Distributions from Realized Capital Gains           (.11)            (.09)            (.03)            (.03)              --
                                              ----------------------------------------------------------------------------------
  Total Distributions                                (.40)            (.37)            (.30)            (.29)            (.23)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     17.77      $     15.04      $     11.37      $     11.69      $     10.84
================================================================================================================================
TOTAL RETURN*                                       20.96%           35.79%           -0.17%           10.62%           10.41%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)          $     3,531      $     1,571      $       786      $       512      $       275
Ratio of Expenses to Average Net Assets              0.22%            0.25%            0.20%            0.20%            0.21%**
Ratio of Net Investment Income to
 Average Net Assets                                  1.86%            2.14%            2.35%            2.31%            2.42%**
Portfolio Turnover Rate                                 3%               3%               2%               1%               3%
Average Commission Rate Paid                  $     .0216              N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------

 * Total return figures do not include the 0.25% transaction fee on purchases (eliminated at year-end 1995) or the $10 annual account maintenance fee. During the Portfolio's subscription period (March 16 to April 26, 1992), all assets were invested in money market instruments. Performance measurement began on April 27, 1992.

** Annualized.

+  Commencement of operations.

--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Portfolio as an example. The Total Stock Market Portfolio began fiscal 1996 with a net asset value (price) of $15.04 per share. During the fiscal year ended December 31, 1996, the Portfolio earned $0.29 per share from investment income (interest and dividends) and $2.84 per share from investments that had appreciated in value or were sold for a price that was higher than the Portfolio paid for them. This resulted in total earnings of $3.13 per share. Of those total earnings, $0.40 per share was returned to shareholders in distributions ($0.29 in dividends, $0.11 in capital gains). The earnings ($3.13 per share) less distributions ($0.40 per share) resulted in a share price of $17.77 at the fiscal year ended December 31, 1996, an increase of $2.73 per share (from $15.04 at the beginning of the period to $17.77 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Total Stock Market Portfolio was 20.96% for the fiscal year ended December 31, 1996.

   As of December 31, 1996, the Portfolio had $3.53 billion in net assets; an expense ratio of 0.22% ($2.20 per $1,000 of net assets); and net investment income amounting to 1.86% of its average net assets. It sold and replaced securities valued at 3% of its total net assets.

                                                               500 PORTFOLIO
                                       ---------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------
                                        1996         1995       1994       1993       1992       1991
                                       ---------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD   $57.60      $42.97     $43.83     $40.97     $39.32     $31.24
                                       ---------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   1.28        1.22       1.18       1.13       1.12       1.15
 Net Realized and Unrealized
  Gain (Loss) on Investment             11.82       14.76       (.67)      2.89       1.75       8.20
                                       ---------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS      13.10       15.98        .51       4.02       2.87       9.35
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

 Dividends from Net Investment Income   (1.28)      (1.22)     (1.17)     (1.13)     (1.12)     (1.15)
 Distributions from
  Realized Capital Gains                 (.25)       (.13)      (.20)      (.03)      (.10)      (.12)
                                        --------------------------------------------------------------
  Total Distributions                   (1.53)      (1.35)     (1.37)     (1.16)     (1.22)     (1.27)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $69.17      $57.60     $42.97     $43.83     $40.97     $39.32
======================================================================================================
TOTAL RETURN*                           22.88%      37.45%      1.18%      9.89%      7.42%     30.22%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)  $30,332     $17,372     $9,356     $8,273     $6,547      $4,345
Ratio of Expenses to
  Average Net Assets                     0.20%       0.20%      0.19%      0.19%      0.19%      0 .20%
Ratio of Net Investment
 Income to Average Net Assets            2.04%       2.38%      2.72%      2.65%      2.81%       3.07%
Portfolio Turnover Rate                     5%**        4%**       6%**       6%**       4%**        5%**
 Average Commission Rate Paid          $.0166         N/A        N/A         N/A       N/A         N/A
-------------------------------------------------------------------------------------------------------

                                                1990      1989    1988    1987
                                             ---------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $33.64    $27.18  $24.65  $24.27
                                              --------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          1.17      1.20    1.08     .88
 Net Realized and Unrealized
  Gain (Loss) on Investment                    (2.30)     7.21    2.87     .36
                                             ---------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             (1.13)     8.41    3.95    1.24
------------------------------------------------------------------------------

DISTRIBUTIONS

 Dividends from Net Investment Income          (1.17)    (1.20)  (1.10)   (.69)
 Distributions from
  Realized Capital Gains                        (.10)     (.75)   (.32)   (.17)
                                             ---------------------------------
  Total Distributions                          (1.27)    (1.95)  (1.42)   (.86)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $31.24    $33.64  $27.18  $24.65
==============================================================================
TOTAL RETURN*                                 -3.32%     31.36%  16.22%   4.71%
==============================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)          $2,173    $1,804  $1,055    $826
Ratio of Expenses to
 Average Net Assets                             0.22%     0.21%   0.22%   0.26%
Ratio of Net Investment
 Income to Average Net Assets                   3.60%     3.62%   4.08%   3.15%
Portfolio Turnover Rate                           23%**      8%     10%     15%
 Average Commission Rate Paid                    N/A       N/A     N/A     N/A
 -----------------------------------------------------------------------------

*Total return figures do not include the $10 annual account maintenance fee. **Portfolio turnover rates excluding in-kind redemptions were 2%, 2%, 4%, 2%,
  1%, 1%, and 6%, respectively.
-------------------------------------------------------------------------------

                                                    EXTENDED MARKET PORTFOLIO
                                        -------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------------------
                                          1996      1995       1994        1993       1992       1991
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $24.07    $18.52     $19.43      $17.35     $15.82     $11.48
                                        -------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                     .34       .30        .28         .23        .24        .25
 Net Realized and Unrealized
  Gain (Loss) on Investment               3.85      5.95       (.62)       2.28       1.72       4.54
                                        -------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS        4.19      6.25       (.34)       2.51       1.96       4.79
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income     (.34)     (.30)      (.28)       (.23)      (.25)      (.25)
 Distributions from Realized
  Capital Gains                          (1.72)     (.40)      (.29)       (.20)      (.18)      (.20)
                                        -------------------------------------------------------------
  TOTAL DISTRIBUTIONS                    (2.06)     (.70)      (.57)       (.43)      (.43)      (.45)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $26.20    $24.07     $18.52      $19.43     $17.35     $15.82
=====================================================================================================
TOTAL RETURN*                            17.65%    33.80%    - 1.76%      14.49%     12.47%     41.85%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)    $2,099    $1,523       $967        $928       $585       $372
Ratio of Expenses to Average Net Assets   0.25%     0.25%      0.20%       0.20%      0.20%      0.19%
Ratio of Net Investment
 Income to Average Net Assets             1.42%     1.51%      1.51%       1.48%      1.73%      2.14%
Portfolio Turnover Rate                     22%       15%        19%         13%         9%        11%
Average Commission Rate Paid            $.0235       N/A        N/A         N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------

                                                                         12/21**
                                        1990       1989        1988      12/31/87
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $13.92     $11.60      $9.99      $10.00
                                      -----------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .30        .26        .34         .03
 Net Realized and Unrealized
  Gain (Loss) on Investment             (2.25)      2.52       1.63        (.04)
                                      -----------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS      (1.95)      2.78       1.97        (.01)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (.33)      (.23)      (.20)         --
 Distributions from Realized
  Capital Gains                          (.16)      (.23)      (.16)         --
                                      -----------------------------------------
  TOTAL DISTRIBUTIONS                    (.49)      (.46)      (.36)         --
  -----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $11.48     $13.92     $11.60      $19.99
===============================================================================
TOTAL RETURN*                          -14.05%     24.10%     19.75%      -0.10%
===============================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)     $179       $147        $35          $5
Ratio of Expenses to Average Net Asset   0.23%      0.23%      0.24%          0%
Ratio of Net Investment
 Income to Average Net Assets            2.68%      2.92%      2.90%          0%
Portfolio Turnover Rate                     9%        14%        26%          3%
Average Commission Rate Paid              N/A        N/A         N/A        N/A
  -----------------------------------------------------------------------------

  * Total return figures do not include transaction fees (0.5% in 1995 and 1996, 1% in 1991 through 1994) on purchases or the $10 annual account maintenance fee.
** Commencement of operations.

                          SMALL CAPITALIZATION STOCK PORTFOLIO*
                                          Year
                                         Ended      2/1/94 -  10/1/93-  Year Ended September 30,
                                                                        ------------------------
                                1996    12/31/95   12/31/94   1/31/94        1993        1992
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $18.61     $14.99    $16.24    $16.23       $12.63        $12.03
                               ----------------------------------------------------------------
Investment Operations
 Net Investment Income            .26        .24       .20       .05          .20          .19
 Net Realized and Unrealized
  Gain (Loss) on Investment      3.07       4.06      (.86)      .96         3.73          .88
                               ----------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                    3.33       4.30      (.66)     1.01         3.93         1.07
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from
 Net Investment Income           (.27)      (.23)     (.22)     (.18)        (.18)        (.18)
 Distributions from
 Realized Capital Gains         (1.44)      (.45)     (.37)     (.82)        (.15)        (.29)
  Total Distributions           (1.71)      (.68)     (.59)    (1.00)        (.33)        (.47)
-----------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $20.23     $18.61    $14.99    $16.24       $16.23       $12.63
===============================================================================================
TOTAL RETURN**                  18.12%     28.74%    -4.00%     6.65%       31.60%        9.34%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets,
 End of Period (Millions)      $1,713       $971      $605      $533         $432         $202
 Ratio of Expenses to
 Average Net Assets              0.25%      0.25%     0.17%+    0.18%+       0.18%        0.18%
Ratio of Net Investment
 Income to
 Average Net Assets              1.51%      1.58%     1.50%+    1.16%+       1.47%        1.65%
Portfolio Turnover Rate            28%        28%       25%        5%          26%          26%
Average Commission Rate Paid   $.0245        N/A       N/A       N/A          N/A          N/A
------------------------------------------------------------------------------------------------

                                        Year Ended September 30,
                                         ------------------------
                                1991      1990++      1989      1988       1987
--------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF PERIOD           $18.55      $11.8     $11.96    $15.73    $13.24
                            -----------------------------------------------------
Investment Operations
 Net Investment Income            .20        .17        .10       .03      (.04)
 Net Realized and Unrealized
  Gain (Loss) on Investment      3.60      (3.46)      2.13     (2.59)     4.42
                            ----------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                    3.80      (3.29)      2.23     (2.56)     4.38
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from
 Net Investment Income           (.18)      (.04)      (.14)       --        --
 Distributions from
 Realized Capital Gains          (.14)        --      (2.17)    (1.21)    (1.89)
  Total Distributions            (.32)      (.04)     (2.31)    (1.21)    (1.89)
--------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD                  $12.03     $18.55      $11.88   $11.96    $15.73
================================================================================
TOTAL RETURN**                  45.91%    -27.73%      18.83%  -14.30%    38.02%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets,
  End of Period (Millions)       $111        $40         $20      $27       $35
Ratio of Expenses to
  Average Net Assets             0.21%      0.31%       1.00%    0.95%     0.92%
Ratio of Net Investment
  Income to
  Average Net Assets             2.11%      1.91%        .65%     .24%    (.25)%
Portfolio Turnover Rate            33%        40%        160%      68%       92%
Average Commission Rate Paid      N/A        N/A         N/A      N/A       N/A
---------------------------------------------------------------------------------


*Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

**Total return figures do not include the 1% transaction fee on purchases or the $10 annual account maintenance fee. + Annualized.
++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.

                                                                       VALUE PORTFOLIO
                                                               Year Ended December 31,
                                                        ------------------------------   11/2/92  -
                                                        1996     1995     1994    1993   12/31/92
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $14.79   $11.12   $11.74  $10.30    $10.00
                                                        --------------------------------------------
Investment Operations
 Net Investment Income                                      .37      .41      .38     .38       .07
 Net Realized and Unrealized
  Gain (Loss) on Investment                                2.81     3.66     (.46)   1.50       .30
                                                        --------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                         3.18     4.07     (.08)   1.88       .37
----------------------------------------------------------------------------------------------------
Distributions

 Dividends from Net Investment Income                      (.38)    (.40)    (.38)   (.38)     (.07)
 Distributions from Realized Capital Gains                 (.57)      --     (.16)   (.06)       --
                                                        --------------------------------------------
  Total Distributions                                      (.95)    (.40)    (.54)   (.44)     (.07)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE,  END OF PERIOD                          $17.02   $14.79   $11.12  $11.74    $10.30
====================================================================================================

TOTAL RETURN*                                             21.86%   36.94%  - 0.73%  18.35%     3.70%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                     $1,016     $496     $297    $190       $24
Ratio of Expenses to Average Net Assets                    0.20%    0.20%    0.20%   0.20%        0%
Ratio of Net Investment Income to Average Net Assets       2.54%    3.06%    3.37%   3.26%     3.46%**
Portfolio Turnover Rate                                      29%      27%      32%     30%        4%
Average Commission Rate Paid                             $.0188      N/A      N/A     N/A       N/A
-----------------------------------------------------------------------------------------------------

*Total return figures do not include the $10 annual account maintenance fee. **Annualized.
+ Commencement of operations.

                                                            GROWTH PORTFOLIO
                                                            ----------------
                                                       Year Ended December 31,
                                                       -----------------------      11/2/92 + -
                                               1996       1995      1994      1993    12/31/92
----------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD         $13.97     $10.28    $10.20    $10.26    $10.00
INVESTMENT OPERATIONS
 Net Investment Income                           .22        .21       .21       .21       .06
 Net Realized and Unrealized Gain (Loss)
  on Investment                                 3.07       3.68       .08      (.06)      .26
                                              ------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              3.29       3.89       .29       .15       .32
----------------------------------------------------------------------------------------------
DISTRIBUTIONS

 Dividends from Net Investment Income           (.22)     (.20)     (.21)     (.21)     (.06)
 Distributions from Realized Capital Gains      (.14)       --        --        --        --
                                              ------------------------------------------------
  TOTAL DISTRIBUTIONS                           (.36)     (.20)     (.21)     (.21)     (.06)
  --------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $16.90     $13.97    $10.28    $10.20    $10.26
==============================================================================================

TOTAL RETURN*                                  23.74%    38.06%     2.89%     1.53%     3.19%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)            $787       $271       $86       $51       $21
Ratio of Expenses to Average Net Assets         0.20%     0.20%     0.20%     0.20%        0%
Ratio of Net Investment Income to
 Average Net Assets                             1.57%     1.71%     2.08%     2.10%     2.85%**
Portfolio Turnover Rate                           29%       24%       28%       36%        2%
Average Commission Rate Paid                  $.0183        N/A       N/A       N/A       N/A
----------------------------------------------------------------------------------------------

*Total return figures do not include the $10 annual account maintenance fee. **Annualized.
+ Commencement of operations.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.

    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the six Portfolios, will confront.

                                PLAIN TALK ABOUT
                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.
THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.


    [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
           PAGES, YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.



    The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

    The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

    The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

    The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

    The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are considered out of favor with investors.

    The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with above-average growth potential and lower-than-average dividend yields.

    [FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT.
           THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

    The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

   For instance, the Total Stock Market Portfolio may be suitable for you if:

 - You are looking for an investment that reflects the performance of the entire U.S. stock market.

 -    You are seeking some dividend income.

      The 500 and Value Portfolios may be suitable for you if:

 -    You want to invest in large companies.

 -    You are seeking some dividend income.

      The Growth Portfolio may be suitable for you if:

 - You want to invest in large companies, but you are not seeking dividend income.

 - You are looking for more growth potential than the 500 and Value Portfolios offer -- and are willing to accept greater fluctuations in share price.

      The Extended Market and Small Capitalization Stock Portfolios may be suitable for you if:

 -    You want to focus on the stocks of medium-size and/or small companies.

 - You can accept greater share-price volatility than the Trust's other portfolios tend to experience.

    None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:

 - The Trust reserves the right to reject any purchase request into any of its Portfolios -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 - Two of the Trust's Portfolios (Extended Market and Small Capitalization Stock) charge a transaction fee on purchases.

 -       Telephone exchanges are not accepted for non-IRAs.

 - There is a limit on the number of times you can exchange into or out of each Portfolio (see "Redeeming Shares" in the Investing with Vanguard section).

 -       The Trust reserves the right to stop offering shares at any time.



INVESTMENT STRATEGIES

This section explains how the Trust's investment adviser pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objectives, the adviser's investment strategies are not fundamental and can be changed by



                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.



                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, limiting the number of exchanges it permits and not offering telephone exchanges for non-retirement accounts.

the Trust's board of trustees without shareholder approval. However, before making any important change in its strategies, the Trust will give shareholders 30-days notice, in writing.


MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.


    [FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
           THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.


    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which -- in addition to being the target index for the 500 Portfolio -- is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst tends to narrow over the long term.

                     U.S. STOCK MARKET RETURNS (1926 - 1996)
----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS     20 YEARS
----------------------------------------------------------------
Best               53.9%        23.9%        20.1%        16.9%

Worst            - 43.3%      - 12.5%       - 0.9%         3.1%

Average            12.7%        10.4%        10.8%        10.8%
----------------------------------------------------------------

    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a - 12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.

    Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500 and Russell 2000 Indexes (the target indexes for the Extended Market and Small Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

    Even indexes that are subsets of the S&P 500 Index -- such as the S&P/BARRA Value Index and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios) -- will not



                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

                                PLAIN TALK ABOUT
                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all -- or a representative sample -- of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); low cost (index funds do not have many of the expenses of an actively managed fund -- such as research and company visits -- and keep trading activity -- and, thus, brokerage commissions -- to a minimum); and low realization of capital gains.

perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.


    [FLAG] THE PORTFOLIOS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK,
           WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.
SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment -- or index -- approach. Vanguard Core Management Group, the Portfolios' adviser, creates a mix of securities that will match the performance of a benchmark index.

    The 500, Value, and Growth Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.

    The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.

    The following table shows the number of stocks generally held by each Portfolio as of December 31, 1996.

---------------------------------------------------------------
                             NUMBER OF          NUMBER OF STOCKS
PORTFOLIO                    STOCKS HELD        IN TARGET INDEX
---------------------------------------------------------------

Total Stock Market           2,700              More than 7,300

500                          500                500

Extended Market              2,000              More than 6,800

SmallCap Stock               1,500              About 1,900

Value                        About 340          About 340

Growth                       About 160          About 160
---------------------------------------------------------------

                                PLAIN TALK ABOUT

                            Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

   The top ten holdings for each Portfolio as of December 31, 1996, follow.

  TOTAL STOCK
  MARKET PORTFOLIO                            500 PORTFOLIO
  1.  General Electric Co.                    1.   General Electric Co.
  2.  The Coca-Cola Co.                       2.   The Coca-Cola Co.
  3.  Exxon Corp.                             3.   Exxon Corp.
  4.  Intel Corp.                             4.   Intel Corp.
  5.  Microsoft Corp.                         5.   Microsoft Corp.
  6.  Merck & Co., Inc.                       6.   Merck & Co., Inc.
  7.  Philip Morris Cos., Inc.                7.   Philip Morris Cos., Inc.
  8.  International Business                  8.   Royal Dutch Petroleum Co.
      Machines Corp.                          9.   International Business
  9.  Procter & Gamble Co.                         Machines Corp.
 10.  AT&T Corp.                             10.   Procter & Gamble Co.

13% of the Portfolio's total net assets.     19% of the Portfolio's total net assets.

   EXTENDED MARKET PORTFOLIO                  SMALLCAP STOCK PORTFOLIO


  1.   Berkshire Hathaway                     1.  Dura Pharmaceuticals
  2.   Electronic Data Systems                2.  BJ Services Co.
  3.   Rhone-Poulenc Rorer, Inc.              3.  Microchip Technology, Inc.
  4.   Carnival Corp. Class A                 4.  Public Storage, Inc.
  5.   Safeway, Inc.                          5.  Battle Mountain Gold Co.
  6.   RJR Nabisco Holdings Corp.             6.  PHH Corp.
  7.   Republic Industries, Inc.              7.  United Meridian Corp.
  8.   Ascend Communications Inc.             8.  Doubletree Corp.
  9.   CNA Financial Corp.                    9.  United Waste Systems, Inc.
 10.   Parametric Technology Co.             10.  Herman Miller, Inc.

 5% of the Portfolio's total net assets.    2% of the Portfolio's total net assets.

  VALUE PORTFOLIO                             GROWTH PORTFOLIO
  1.   Exxon Corp.                            1.   General Electric Co.
  2.   Royal Dutch Petroleum Co.              2.   The Coca-Cola Co.
  3.   International Business                 3.   Intel Corp.
       Machines Corp.                         4.   Microsoft Corp.
  4.   AT&T Corp.                             5.   Merck & Co., Inc.
  5.   Citicorp                               6.   Philip Morris Cos., Inc.
  6.   Mobil Corp.                            7.   Procter & Gamble Co.
  7.   Chevron Corp.                          8.   Johnson & Johnson
  8.   General Motors Corp.                   9.   Bristol-Myers Squibb Co.
  9.   BellSouth Corp.                       10.   Pfizer, Inc.
 10.   Amoco Corp.
22% of the Portfolio's total net assets.     32% of the Portfolio's total net assets.

    Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 160 stocks, has far

                                PLAIN TALK ABOUT
                               Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed index funds investing in common stocks is roughly 20%; for actively managed funds, the average turnover rate is 79%.
                                PLAIN TALK ABOUT
                                   Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

more of its assets invested in its top ten holdings (32%) than the Total Stock Market Portfolio (13%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

PORTFOLIO TURNOVER

Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio, to 27% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.


    [FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
           STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.



    Losses (or gains) involving contracts can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

    For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, each Portfolio will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

    The reasons for which a Portfolio may use futures, options, warrants, convertible securities, and swap agreements are:

 - To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

 - To reduce costs by buying futures instead of actual stocks when futures are cheaper.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, a Portfolio will not:

 -       Invest more than 25% of its assets in any one industry.

 - Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Portfolio will not make any additional investments.

         With respect to 75% of its assets, a Portfolio will not:

 -       Invest more than 5% in the outstanding securities of any one company.

 -       Buy more than 10% of the outstanding voting securities of any company.

    The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


                                PLAIN TALK ABOUT

                                  Cash Reserves

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT
                                Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 12/31/96
-----------------------------------------------------------------

                          1 YEAR    5 YEARS   10 YEARS   20 YEARS
-----------------------------------------------------------------
Total Stock Market        21.0%     16.0%*      --           --
Wilshire 5000 Index       21.2      16.4*       --           --


500                       22.9%     15.1%      15.0%        14.2
S&P 500 Index             23.0      15.2       15.3         14.6


Extended Market**         17.7%     14.8%      15.3%*        --
Wilshire 4500 Index       17.2      14.3       15.4*         --


SmallCap Stock**          18.1%     16.3%      12.5%         --
Russell 2000 Index        16.5      15.6       12.4          --


Value                     21.9%     18.6%*      --           --
S&P/BARRA Value           22.0      18.8*       --           --
   Index


Growth                    23.7%     15.8%*      --           --
S&P/BARRA Growth          24.0      16.1*       --           --
   Index
-----------------------------------------------------------------

 * Since inception; see page 2.
** Does not include transaction fee; see page 2.


    The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the annual account maintenance fee (as well as the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995), nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                            TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  =       -----------------------------
                            NUMBER OF SHARES OUTSTANDING

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.

    Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations for each Portfolio, but the most common are Idxtot, Idx 500, Idxext, Idxsmcap, Idxval, and Idxgro.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market and Small Capitalization Stock Portfolios distribute their income in December. All six Portfolios distribute any capital gains realized from the sale of securities in December; keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.

   Your distributions of income and capital gains are automatically invested in more shares of the Portfolio unless you elect to receive the distribution in cash. In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

 - The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolios. Consequently, distributions may vary considerably from year to year.

 - If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

 - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

    The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in one or more of the Trust's Portfolios.


                                PLAIN TALK ABOUT
                                  Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.




                                PLAIN TALK ABOUT
                               "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                                PLAIN TALK ABOUT
                                Vanguard's Unique
                               Corporate Structure

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.
                                PLAIN TALK ABOUT
                             The Portfolios' Adviser

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1996, the Group managed $57 billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

    GEORGE U. SAUTER, Principal of Vanguard; 12 years investment experience, 10 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago.

    Mr. Sauter has served in this capacity since 1987.

THE TRUST AND VANGUARD

Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

    A list of the trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the year ended December 31, 1996, the six Portfolios paid a total of $127,000 in investment advisory expenses (the Value and Growth Portfolios each paid $12,000; the Total Stock Market and Extended Market Portfolio each paid $27,000; the 500 Portfolio paid $20,000; and the Small Capitalization Stock Portfolio paid $29,000).

    The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.

    Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a trustee) if the holders of at least 10% of a Portfolio's shares request a meeting in writing.

"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a shareholder of a Vanguard Index Trust Portfolio. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                 Automatically set up for each Portfolio unless you notify us
(Sales for non-retirement accounts    otherwise.
only; exchanges for retirement
accounts only)

VANGUARD DIRECT DEPOSIT                Automatic method for depositing your paycheck or U.S. gov-
SERVICE                                ernment payment (including Social Security and government pension checks) into your
[BOOK GRAPHIC]                         account.


VANGUARD AUTOMATIC EXCHANGE            Automatic method for moving a fixed amount of money from
SERVICE                                one Vanguard fund account to another.*
[BOOK GRAPHIC]


VANGUARD FUND EXPRESS                  Electronic method for buying or selling shares. You can transfer money between your
[BOOK GRAPHIC]                         Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule.*

VANGUARD DIVIDEND EXPRESS              Electronic method for transferring dividends and/or capital gains distributions directly
[BOOK GRAPHIC]                         from your Vanguard fund account to your bank, savings and loan, or credit union account, or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES            A cost-effective way to trade stocks, bonds, and options on
(VBS)                                  major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates,
[BOOK GRAPHIC]                         and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.


*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

  FOR ONE OR MORE PEOPLE            To open an account in the name of one (individual) or more (joint tenants) people.
                                    $3,000 minimum initial investment.

  FOR A MINOR CHILD                 To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age of
  [BOOK GRAPHIC]                    majority and other requirements are set by state law. $1,000 minimum initial investment.

  FOR HOLDING TRUST ASSETS          To invest assets held in an existing trust. $3,000 minimum initial investment.
  [BOOK GRAPHIC]

  FOR THIRD-PARTY TRUSTEE           To open an account as a retirement trust or plan based on an
  RETIREMENT INVESTMENTS            existing corporate or institutional plan. These accounts are
  (Vanguard is not the custodian    established by the custodian or trustee of the existing plan.
  or trustee.)

  FOR AN ORGANIZATION               To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

  FOR AN INDIVIDUAL RETIREMENT     To open a retirement account in the name of an individual.
  ACCOUNT (IRA)                    IRAs can be established with a contribution, a direct roll-
  (Vanguard Fiduciary Trust        over from an employer's plan, such as a 401(k), or an asset
  Company is the custodian.)       transfer or rollover from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.



 FOR A SIMPLIFIED EMPLOYEE         To open a retirement account in the name of an employee.
 PENSION PLAN ACCOUNT (SEP-IRA)    SEPs allow employers to make deductible contributions
  (Vanguard Fiduciary Trust        directly to IRAs established by their employees. A SEP can
  Company is the custodian.)       be established by people who are self-employed, small-business owners, partnerships, or corporations.


  FOR A SAVINGS INCENTIVE MATCH         To open a retirement account in the name of an employee.
  PLAN FOR EMPLOYEES ACCOUNT            Created as part of the Small Business Job Protection Act of
  (SIMPLE-IRA)                          1996, SIMPLEs replace SAR-SEPs. SIMPLEs are exclu-
  (Vanguard Fiduciary Trust             sively for employers that had 100 or fewer employees in the
  Company is the custodian.)            most recent calendar year and that do not maintain another employer-sponsored retirement plan. A SIMPLE can be established by people who are self-employed, small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or non-matching contributions from the employer.

  FOR A QUALIFIED RETIREMENT            To open a retirement account that allows small-business owners
  PROGRAM ACCOUNT                       or people who are self-employed to make tax-deductible
  (Vanguard Fiduciary Trust             retirement contributions for themselves and their
  Company can be the custodian.)        employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.

  FOR A 403(B)(7) CUSTODIAL ACCOUNT     To open a retirement account that allows employees of tax-
  (Vanguard Fiduciary Trust             exempt institutions (for example, schools or hospitals) to make
  Company is the trustee.)              pre-tax retirement contributions.


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

  REINVESTMENT                          Dividends and capital gains are automatically reinvested in additional shares of the
                                        Portfolio, unless you request a different distribution method.

  DIVIDENDS IN CASH                     Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

  DIVIDENDS AND CAPITAL GAINS           Both dividends and capital gains are paid by check and mailed
  IN CASH                               to your account's address of record.


To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). All of the Trust's Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                 $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                                   (IRAs and custodial accounts for        by wire.
                                   minors).

BY MAIL                            Complete and sign the applica-          Mail your check with an Invest-
                                   tion form.                              By-Mail form detached from
                                                                           your confirmation statement to
                                                                           the address listed on the form.
[ENVELOPE GRAPHIC]
FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482             Make your check payable to:             Make your check payable to:
EXPRESS or REGISTERED mail to:     The Vanguard Group-(appropriate         The Vanguard Group-(appropriate
The Vanguard Group                 Portfolio Number; see below)            Portfolio Number; see below)
455 Devon Park Drive               Total Stock Market               85      Total Stock Market               85
Wayne, PA 19087                    500                              40      500                              40
                                   Extended Market                  98      Extended Market                  98
                                   SmallCap Stock                   48      SmallCap Stock                   48
                                   Value                            06      Value                            06
                                   Growth                           09      Growth                           09

                                   All purchases must be made in            All purchases must be made in
                                   U.S. dollars, and checks must be         U.S. dollars, and checks must be
                                   drawn on U.S. banks.                     drawn on U.S. banks.

IMPORTANT NOTE:  To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                       For Retirement Accounts Only:            For Retirement Accounts Only:
[TELEPHONE RECEIVER]               Call Vanguard Tele-Account* 24           Call Vanguard Tele-Account* 24
1-800-662-6273                     hours a day - or Client Services         hours a day - or Client Services
Vanguard Tele-Account (R)          during business hours - to ex-           during business hours - to ex-
1-800-662-2739                     change from another Vanguard             change from another Vanguard
Client Services                    fund account with the same reg-          fund account with the same reg-
                                   istration (name, address, taxpay-        istration (name, address, taxpay-
                                   er I.D., and account type).              er I.D., and account type)

                                   *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                             Call Client Services to arrange         Call Client Services to arrange
[WIRE]                              your wire transaction.                  your wire transaction.

Wire to:                            Wire transactions are not avail-        Wire transactions are not avail-
CoreStates Bank N.A.                able for retirement accounts.           able for retirement accounts.
ABA031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard Index Trust
[Portfolio Name]
[Account Registration]
ATTENTION:  Vanguard

                                   OPEN A NEW ACCOUNT              ADD TO AN EXISTING ACCOUNT

  AUTOMATICALLY                                                    Vanguard offers a variety of ways that
  [Graphic of Arrows in a Circle]                                  you can add to your account
                                                                   automatically. See "Services and Account
                                                                   Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

    It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

    IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to sell Portfolio shares by telephone is automatically established for your non-retirement account unless you tell us in writing that you do not want this option.

    To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

 x       Portfolio name.
 x       10-digit account number.
 x       Name and address exactly as registered on that account.
 x Social Security or employer identification number as registered on that account.

    If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

    If we follow reasonable security procedures, neither the Trust nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:
   x  Portfolio name and account number.
   x  Amount of the transaction (in dollars or shares).
   x Signatures of all owners exactly as registered on the account. x Signature guarantees (if required).
   x  Any supporting legal documentation that may be required.
   x  Any certificates you are holding for the account.

    Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

    The Portfolios reserve the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. Each Portfolio will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

    Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.
HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

    Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

    Because excessive exchanges can potentially disrupt the management of the Trust's Portfolios and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard funds.

    Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

  SELLING OR EXCHANGING SHARES   ACCOUNT TYPE
  BY TELEPHONE                   ALL TYPES EXCEPT RETIREMENT:
  [TELEPHONE RECEIVER]           Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours
  1-800-662-6273                 -- to sell shares. You cannot exchange shares of any Trust Portfolio by telephone.

  Vanguard Tele-Account          RETIREMENT:
  1-800-662-2739                 You can exchange -- but not sell -- shares by calling Tele-
  Client Services                Account or Client Services.

                                 *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

SELLING OR EXCHANGING SHARES     ACCOUNT TYPE
BY MAIL                          ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                       Send a letter of instruction signed by all
FIRST-CLASS mail to:             registered account holders. Include the
The Vanguard Group               portfolio name and account number and (if you
Vanguard Index Trust             are selling) a dollar amount or number of
P.O. Box 1120                    shares OR (if you are exchanging) the name of
Valley Forge, PA 19482           the fund you want to exchange into and a dollar
                                 amount or number of shares.

EXPRESS or REGISTERED mail to:   RETIREMENT:
The Vanguard Group               For information on how to request distributions from . . .
Vanguard Index Trust             - IRAs, call Client Services.
455 Devon Park Drive             - SEP-IRAs, 403(b)(7) custodial accounts, and
Wayne, PA 19087                    Profit-Sharing and Money Purchase Pension
                                   (Keogh) Plans, call Individual Retirement
                                   Plans at 1-800-662-2003.
                                 Depending on your account registration type,
                                 additional documentation may be required.

AUTOMATICALLY                    ALL TYPES EXCEPT RETIREMENT:
[CYCLE]                          Vanguard offers several ways to sell or
                                 exchange shares automatically (see "Services
                                 and Account Features"). Call Investor
                                 Information for the appropriate booklet and
                                 application if you did not elect this feature
                                 when you opened your account.

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Portfolio's operation or performance.
                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Index Trust account throughout the year, as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about each Trust Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its target benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION                   STATEMENT Sent each time you buy, sell, or
                               exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO                      SUMMARY Mailed quarterly; shows the market
                               value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS         Mailed in February and August for all six Trust
                               Portfolios.

TAX STATEMENTS Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT         Issued quarterly for taxable accounts
[BOOK]                         (accompanies your Portfolio Summary);
                               shows the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT          Toll-free access to Vanguard fund
1-800-662-6273                 and account information -- as well as some
Any time, seven days           transactions -- through any TouchTone(TM)
a week, from anywhere          telephone. Tele-Account provides total return,
in the continental             share price, price change, and yield quotations
United States and Canada.      for all Vanguard funds; gives your account
[BOOK]                         balances and history (e.g., last transaction,
                               latest dividend distribution); and allows you to sell Portfolio shares.

COMPUTER ACCESS

VANGUARD ON THE                Use your personal computer to visit Vanguard's
WORLD WIDE WEB                 education-oriented website, which provides timely
http://www.vanguard.com        news and information about Vanguard funds and
                               services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE(SM)            Use your personal computer to learn more about
Keyword: Vanguard              Vanguard funds and services; keep in touch with
                               your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard.
                               Vanguard Online is offered through America
                               Online(R) (AOL). To establish an AOL account, call 1-800-238-6336.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Index Trust, including their investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

         It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

/ /  Each Portfolio's objective? (page 9)

/ /  Each Portfolio's investment strategies? (page 10)

/ /  Who should invest in each Portfolio? (page 9)

/ /  The risks associated with each Portfolio? (pages 8 - 14)

/ /  Whether each Portfolio is federally insured?
      (inside front cover)

/ /  Each Portfolio's expenses? (pages 3 and 4)

/ /  The background of the Portfolios' investment manager?
     (page 18)

/ /  How to open an account? (page 21)

/ /  How to sell or exchange shares? (page 23)

/ /  How often you'll receive statements and financial reports?
     (page 25)





                             PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree


                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [THE VANGUARD GROUP LOGO]
                                                     Post Office Box 2600
                                                    Valley Forge, PA 19482

INVESTOR INFORMATION               VANGUARD BROKERAGE                      ELECTRONIC ACCESS TO THE
DEPARTMENT                         SERVICES                                VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)              1-800-992-8327                          EDUCATION AND INFORMATION
Text Telephone:                    For information on trading              CENTER
1-800-952-3335                     stocks, bonds, and options              On the World Wide Web
For information on our funds,      at reduced commissions                  http://www.vanguard.com
fund services, and retirement
accounts; requests for             VANGUARD TELE-ACCOUNT(R)                E-mail
literature                         1-800-662-6273 (ON-BOARD)               online@vanguard.com
                                   For 24-hour automated access
CLIENT SERVICES DEPARTMENT         to price and yield, information
1-800-662-2739 (CREW)              on your account, certain
TEXT TELEPHONE:                    transactions
1-800-662-2738
For information on your
account, account transactions,
account statements


                                                    (C) 1997 Vanguard Marketing
                                                        Corporation, Distributor

VANGUARD INDEX TRUST

Institutional Prospectus
March 28, 1997


TOTAL STOCK MARKET PORTFOLIO

500 PORTFOLIO

EXTENDED MARKET PORTFOLIO

SMALL CAPITALIZATION STOCK PORTFOLIO

VALUE PORTFOLIO

GROWTH PORTFOLIO


This prospectus contains financial data for the Trust through the fiscal year ended December 31, 1996.
                               [GRAPHIC OF SHIP]

                                                            [VANGUARD LOGO]

VANGUARD INDEX TRUST                                   A Stock Index Mutual Fund

CONTENTS
Portfolio Expenses                                  3

Financial Highlights                                5

A Word About Risk                                   8

The Portfolios'
Objectives                                          9

Who Should Invest                                   9

Investment Strategies                              10

Investment Policies                                14

Investment Limitations                             15

Investment
Performance                                        15

Share Price                                        16

Dividends, Capital
Gains, and Taxes                                   16

The Trust and
Vanguard                                           17

Investment Adviser                                 17

General Information                                18

Investing
with Vanguard

-  For Plan Participants                           19

-  For Other
   Institutional Investors                         19

Accessing Fund Information by
Computer                                           20

Glossary                            Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard Index Trust (the "Trust") is an open-end investment company that includes six separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth.

   Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

   You can buy shares in any of the six Portfolios.

   IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

   Two Portfolios charge a fee on purchases: 0.5% for the Extended Market Portfolio and for the Small Capitalization Stock Portfolio.

ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated March 28, 1997) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for your needs. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                           Vanguard Index Trust

WHO SHOULD INVEST (page 9)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

-  Investors hoping to beat the stock market.

RISKS OF THE PORTFOLIOS (pages 8-14)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All six Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 8.

DIVIDENDS AND CAPITAL GAINS (page 17)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market and Small Capitalization Stock Portfolios pay dividends in December. All six of the Trust's Portfolios pay capital gains, if any, in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 18)

Vanguard Core Management Group, Valley Forge, PA, manages each of the six Portfolios.

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED DECEMBER 31, 1996

                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------
Total Stock Market      21.0%     16.0%*       --
Wilshire 5000 Index     21.2      16.4*        --
-------------------------------------------------
500                     22.9%     15.1%      15.0%
S&P 500 Index           23.0      15.2       15.3
-------------------------------------------------
Extended Market**       17.7%     14.8%      15.3%*
Wilshire 4500 Index     17.2      14.3       15.4*
-------------------------------------------------
SmallCap Stock**        18.1%     16.3%      12.5%
Russell 2000 Index      16.5      15.6       12.4
-------------------------------------------------
Value                   21.9%     18.6%*       --
S&P/BARRA Value         22.0      18.8*        --
  Index

Growth                  23.7%     15.8%*       --
S&P/BARRA Growth        24.0      16.1*        --
  Index
-------------------------------------------------

 * Since inception; see page 2.

** Does not include transaction fee; see page 2.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                               Vanguard Index Trust


------------------------------------------------------------------------------------------------
                                                 TOTAL STOCK                         EXTENDED
                                                   MARKET              500            MARKET
------------------------------------------------------------------------------------------------
INCEPTION DATE:                                    4/27/92           8/31/76         12/21/87

NET ASSETS AS OF 12/31/96:                      $3.53 billion     $30.33 billion    $2.10 billion

PORTFOLIO EXPENSE RATIO FOR
THE FISCAL YEAR ENDED 12/31/96:                     0.22%             0.20%            0.25%

TRANSACTION FEE ON PURCHASES:                       None              None             0.5%

NEWSPAPER ABBREVIATION:                            IdxTot            Idx 500          IdxExt

VANGUARD FUND NUMBER:                                085               040              098
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                  SMALLCAP
                                                    STOCK             VALUE           GROWTH
------------------------------------------------------------------------------------------------
INCEPTION DATE:                                    10/3/60           11/2/92          11/2/92

NET ASSETS AS OF 12/31/96:                      $1.71 billion     $1.02 billion   $786.90 million

PORTFOLIO EXPENSE RATIO FOR
THE FISCAL YEAR ENDED 12/31/96:                     0.25%             0.20%            0.20%

TRANSACTION FEE ON PURCHASES:                       0.5%              None             None

NEWSPAPER ABBREVIATION:                           IdxSmCap           IdxVal           IdxGro

VANGUARD FUND NUMBER:                                048               006              009
------------------------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by shareholders already in the portfolio.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which--for many fund companies--ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1996 was 0.22%, or $2.20 per $1,000 of average net assets. The average equity index fund had expenses in 1996 of 0.65%, or $6.50 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES AND FEES

Sales Load Imposed on Purchases:                                  None
Transaction Fee on Purchases*
   Extended Market Portfolio:                                      0.5%
   SmallCap Stock Portfolio:                                       0.5%
   Total Stock Market, 500, Value, and Growth Portfolios:         None
Sales Load Imposed on Reinvested Dividends:                       None
Redemption Fees:                                                  None
Exchange Fees:                                                    None

  *The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

   The next tables illustrate the expenses that you are expected to incur, outside of transaction fees, as a portfolio shareholder. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the portfolio, providing services, and other activities. The expenses shown are for the fiscal year ended December 31, 1996.

ANNUAL PORTFOLIO OPERATING EXPENSES

------------------------------------------------------------------------------
                                    TOTAL STOCK
                                      MARKET                       500
------------------------------------------------------------------------------
Management and
   Administrative Expenses:                  0.18%                        0.17%
Investment Advisory Expenses:                 None                         None
12b-1 Marketing Fees:                         None                         None
Other Expenses
   Marketing and Distribution
     Expenses:                   0.02%                        0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%                        0.01%
                                 ----                         ----
Total Other Expenses:                        0.04%                        0.03%
                                             ----                         ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                          0.22%                        0.20%
                                             ====                         ====

                                   EXTENDED           SMALLCAP
                                    MARKET              STOCK
----------------------------------------------------------------
Management and
   Administrative Expenses:             0.21%            0.21%
Investment Advisory Expenses:            None             None
12b-1 Marketing Fees:                    None             None
Other Expenses
   Marketing and Distribution
     Expenses:                   0.02%             0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%             0.02%
Total Other Expenses:                   0.04%             0.04%
                                        ----              ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                     0.25%              0.25%
                                        ====               ====
----------------------------------------------------------------

----------------------------------------------------------------
                                     VALUE             GROWTH
----------------------------------------------------------------
Management and
   Administrative Expenses:             0.16%           0.16%
Investment Advisory Expenses:            None            None
12b-1 Marketing Fees:                    None            None
Other Expenses
   Marketing and Distribution
     Expenses:                  0.02%           0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):   0.02%           0.02%
Total Other Expenses:                   0.04%           0.04%
                                        ----            ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                     0.20%           0.20%
                                        ====            ====

   The following examples illustrate the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that each Portfolio provides a return of 5% a year and that you redeem your investment at the end of each period.

----------------------------------------------------------------
PORTFOLIO            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------
Total Stock Market     $2         $ 7         $12          $28
500                    $2         $ 6         $11          $26
Extended Market        $8         $13         $19          $37
SmallCap Stock         $8         $13         $19          $37
Value                  $2         $ 6         $11          $26
Growth                 $2         $ 6         $11          $26
----------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended December 31, 1996 (or each year since the Portfolio's inception date). The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent Annual Report to Shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by contacting Vanguard (see back cover).


---------------------------------------------------------------------------------------------------------------
                                                                     TOTAL STOCK MARKET PORTFOLIO
                                                   ------------------------------------------------------------
                                                                   Year Ended December 31,          3/16/92+-
                                                   ------------------------------------------------------------
                                                     1996        1995        1994           1993    12/31/92
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.04      $11.37      $11.69         $10.84      $10.00
INVESTMENT OPERATIONS
 Net Investment Income                                .29         .29         .27            .26         .23
 Net Realized and Unrealized Gain (Loss)
  on Investment                                      2.84        3.75        (.29)           .88         .84
                                                   ------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   3.13        4.04        (.02)          1.14        1.07
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.29)       (.28)       (.27)          (.26)       (.23)
 Distributions from Realized Capital Gains           (.11)       (.09)       (.03)          (.03)         --
                                                   ------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                (.40)       (.37)       (.30)          (.29)       (.23)
                                                   ------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.77      $15.04      $11.37         $11.69      $10.84
===============================================================================================================
TOTAL RETURN*                                       20.96%      35.79%      -0.17%         10.62%      10.41%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)               $3,531      $1,571        $786           $512        $275
Ratio of Expenses to Average Net Assets              0.22%       0.25%       0.20%          0.20%       0.21%**
Ratio of Net Investment Income to
 Average Net Assets                                  1.86%       2.14%       2.35%          2.31%       2.42%**
Portfolio Turnover Rate                                 3%          3%          2%             1%          3%
Average Commission Rate Paid                       $.0216         N/A         N/A            N/A         N/A
---------------------------------------------------------------------------------------------------------------

** Total return figures do not include the 0.25% transaction fee on purchases
   (eliminated at year-end 1995). During the Portfolio's subscription period (March 16 to April 26, 1992), all assets were invested in money market instruments. Performance measurement began on April 27, 1992.
** Annualized.
+ Commencement of operations.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Portfolio as an example. The Total Stock Market Portfolio began fiscal 1996 with a net asset value (price) of $15.04 per share. During the fiscal year ended December 31, 1996, the Portfolio earned $0.29 per share from investment income (interest and dividends) and $2.84 per share from investments that had appreciated in value or were sold for a price that was higher than the Portfolio paid for them. This resulted in total earnings of $3.13 per share. Of those total earnings, $0.40 per share was returned to shareholders in distributions ($0.29 in dividends, $0.11 in capital gains). The earnings ($3.13 per share) less distributions ($0.40 per share) resulted in a share price of $17.77 at the fiscal year ended December 31, 1996, an increase of $2.73 per share (from $15.04 at the beginning of the period to $17.77 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Total Stock Market Portfolio was 20.96% for the fiscal year ended December 31, 1996.

   As of December 31, 1996, the Portfolio had $3.53 billion in net assets; an expense ratio of 0.22% ($2.20 per $1,000 of net assets); and net investment income amounting to 1.86% of its average net assets. It sold and replaced securities valued at 3% of its total net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                                              500 PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------------
                                          1996       1995      1994     1993     1992     1991     1990     1989     1988      1987
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 57.60    $ 42.97    $43.83   $40.97   $39.32   $31.24   $33.64   $27.18   $24.65   $ 24.27
                                       ---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                   1.28       1.22      1.18     1.13     1.12     1.15     1.17     1.20     1.08       .88
  Net Realized and Unrealized
    Gain (Loss) on Investment            11.82      14.76      (.67)    2.89     1.75     8.20    (2.30)    7.21     2.87       .36
                                       ---------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS     13.10      15.98       .51     4.02     2.87     9.35    (1.13)    8.41     3.95      1.24
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income                               (1.28)     (1.22)    (1.17)   (1.13)   (1.12)   (1.15)   (1.17)   (1.20)   (1.10)     (.69)
  Distributions from
    Realized Capital Gains                (.25)      (.13)     (.20)    (.03)    (.10)    (.12)    (.10)    (.75)    (.32)     (.17)
                                       ---------------------------------------------------------------------------------------------
    Total Distributions                  (1.53)     (1.35)    (1.37)   (1.16)   (1.22)   (1.27)   (1.27)   (1.95)   (1.42)     (.86)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 69.17    $ 57.60    $42.97   $43.83   $40.97   $39.32   $31.24   $33.64   $27.18   $ 24.65
====================================================================================================================================
TOTAL RETURN                             22.88%     37.45%     1.18%    9.89%    7.42%   30.22%   -3.32    31.36%   16.22%     4.71%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)   $30,332    $17,372    $9,356   $8,273   $6,547   $4,345   $2,173   $1,804   $1,055   $   826
Ratio of Expenses to Average Net
  Assets                                  0.20%      0.20%     0.19%    0.19%    0.19%    0.20%    0.22%    0.21%    0.22%     0.26%
Ratio of Net Investment
  Income to Average Net Assets            2.04%      2.38%     2.72%    2.65%    2.81%    3.07%    3.60%    3.62%    4.08%     3.15%
Portfolio Turnover Rate                      5%*        4%*       6%*      6%*      4%*      5%*     23%*      8%      10%       15%
Average Commission Rate Paid            $.0166        N/A       N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

* Portfolio turnover rates excluding in-kind redemptions were 2%, 2%, 4%, 2%, 1%, 1%, and 6%, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           EXTENDED MARKET PORTFOLIO
                                           -----------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,                        12/21**-
                                           -----------------------------------------------------------------------------------------
                                             1996     1995     1994     1993     1992     1991      1990     1989     1988  12/31/87
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $24.07   $18.52   $19.43   $17.35   $15.82   $11.48   $ 13.92   $11.60   $ 9.99   $10.00
                                           -----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .34      .30      .28      .23      .24      .25       .30      .26      .34      .03
  Net Realized and Unrealized
    Gain (Loss) on Investment                3.85     5.95     (.62)    2.28     1.72     4.54     (2.25)    2.52     1.63     (.04)
                                           -----------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS         4.19     6.25     (.34)    2.51     1.96     4.79     (1.95)    2.78     1.97     (.01)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.34)    (.30)    (.28)    (.23)    (.25)    (.25)     (.33)    (.23)    (.20)      --
  Distributions from Realized Capital
    Gains                                   (1.72)    (.40)    (.29)    (.20)    (.18)    (.20)     (.16)    (.23)    (.16)      --
                                           -----------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                     (2.06)    (.70)    (.57)    (.43)    (.43)    (.45)     (.49)    (.46)    (.36)      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $26.20   $24.07   $18.52   $19.43   $17.35   $15.82   $ 11.48   $13.92   $11.60   $ 9.99
====================================================================================================================================
TOTAL RETURN*                               17.65%   33.80%   -1.76    14.49%   12.47%   41.85%   -14.05    24.10%   19.75%   -0.10
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)       $2,099   $1,523   $  967   $  928   $  585   $  372   $   179   $  147   $   35   $    5
Ratio of Expenses to Average Net Assets      0.25%    0.25%    0.20%    0.20%    0.20%    0.19%     0.23%    0.23%    0.24%       0%
Ratio of Net Investment
  Income to Average Net Assets               1.42%    1.51%    1.51%    1.48%    1.73%    2.14%     2.68%    2.92%    2.90%       0%
Portfolio Turnover Rate                        22%      15%      19%      13%       9%      11%        9%      14%      26%       3%
Average Commission Rate Paid               $.0235      N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not include transaction fees (0.5% in 1995 and 1996, 1% in 1991 through 1994) on purchases.
** Commencement of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                  SMALL CAPITALIZATION STOCK PORTFOLIO*
                               -----------------------------------------------------------------------------------------------------
                                        YEAR                                           YEAR ENDED SEPTEMBER 30,
                                       ENDED   2/1/94-  10/1/93-   ----------------------------------------------------------------
                                 1996 12/31/95 12/31/94  1/31/94       1993     1992     1991     1990++    1989      1988     1987
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD          $18.61   $14.99   $16.24    $16.23    $12.63   $12.03   $ 8.55   $ 11.88   $11.96   $ 15.73   $13.24
                               -----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income           .26       24      .20       .05       .20      .19      .20       .17      .10       .03     (.04)
  Net Realized and Unrealized
    Gain (Loss) on Investment    3.07     4.06     (.86)      .96      3.73      .88     3.60     (3.46)    2.13     (2.59     4.42
                               -----------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
      OPERATIONS                 3.33     4.30     (.66)     1.01      3.93     1.07     3.80     (3.29)    2.23     (2.56)    4.38
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income            (.27)    (.23)    (.22)     (.18)     (.18)    (.18)    (.18)     (.04)    (.14)       --       --
  Distributions from
    Realized Capital Gains      (1.44)    (.45)    (.37)     (.82)     (.15)    (.29)    (.14)       --    (2.17)    (1.21)   (1.89)
                               -----------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS         (1.71)    (.68)    (.59)    (1.00)     (.33)    (.47)    (.32)     (.04)   (2.31)    (1.21)   (1.89)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                       $20.23   $18.61   $14.99    $16.24    $16.23   $12.63   $12.03   $  8.55   $11.88   $ 11.96   $15.73
====================================================================================================================================
TOTAL RETURN**                  18.12%   28.74%   -4.00%     6.65%    31.60%    9.34%   45.91%   -27.73%   18.83%   -14.30%   38.02%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)            $1,713   $  971   $  605    $  533    $  432   $  202   $  111   $    40   $   20   $    27   $   35
Ratio of Expenses to
  Average Net Assets             0.25%    0.25%    0.17%+    0.18%+    0.18%    0.18%    0.21%     0.31     1.00%     0.95     0.92%
Ratio of Net Investment
  Income to Average Net
    Assets                       1.51%    1.58%    1.50%+    1.16%+    1.47%    1.65%    2.11%     1.91      .65%      .24    (.25)%
Portfolio Turnover Rate            28%      28%      25%        5%       26%      26%      33%       40      160%       68       92%
Average Commission Rate Paid   $.0245      N/A      N/A       N/A       N/A      N/A      N/A       N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.
** Total return figures do not include the 1% transaction fee on purchases.
 + Annualized.
++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 VALUE PORTFOLIO
                                                                               -----------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,           11/2/92**-
                                                                               -----------------------------------------------------
                                                                                1996        1995       1994       1993    12/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $14.79      $11.12     $11.74     $10.30     $10.00
                                                                               -----------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                          .37         .41        .38        .38        .07
   Net Realized and Unrealized
      Gain (Loss) on Investment                                                  2.81        3.66       (.46)      1.50        .30
                                                                               -----------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                                           3.18        4.07       (.08)      1.88        .37
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                          (.38)       (.40)      (.38)      (.38)      (.07)
   Distributions from Realized Capital Gains                                     (.57)         --       (.16)      (.06)        --
                                                                               -----------------------------------------------------
      TOTAL DISTRIBUTIONS                                                        (.95)       (.40)      (.54)      (.44)      (.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD                                                $17.02      $14.79     $11.12     $11.74     $10.30
====================================================================================================================================
TOTAL RETURN                                                                    21.86%      36.94%     -0.73%     18.35%      3.70%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                           $1,016      $  496     $  297     $  190     $   24
Ratio of Expenses to Average Net Assets                                          0.20%       0.20%      0.20%      0.20%         0%
Ratio of Net Investment Income to Average Net Assets                             2.54%       3.06%      3.37%      3.26%      3.46%*
Portfolio Turnover Rate                                                            29%         27%        32%        30%         4%
Average Commission Rate Paid                                                   $.0188         N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Commencement of operations.

-----------------------------------------------------------------------------------------------------------
                                                                    GROWTH PORTFOLIO
                                                -----------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,        11/2/92**-
                                                -----------------------------------------------------------
                                                   1996         1995         1994        1993     12/31/92
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD           $ 13.97      $ 10.28      $ 10.20     $ 10.26     $ 10.00
                                                -----------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                            .22          .21          .21         .21         .06
   Net Realized and Unrealized Gain (Loss)
      on Investment                                3.07         3.68          .08        (.06)        .26
                                                -----------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS             3.29         3.89          .29         .15         .32
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income            (.22)        (.20)        (.21)       (.21)       (.06)
   Distributions from Realized Capital Gains       (.14)          --           --          --          --
                                                -----------------------------------------------------------
      TOTAL DISTRIBUTIONS                          (.36)        (.20)        (.21)       (.21)       (.06)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 16.90      $ 13.97      $ 10.28     $ 10.20     $ 10.26
===========================================================================================================
TOTAL RETURN                                      23.74%       38.06%        2.89%       1.53%       3.19%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)            $   787      $   271      $    86     $    51     $    21
Ratio of Expenses to Average Net Assets            0.20%        0.20%        0.20%       0.20%          0%
Ratio of Net Investment Income to
   Average Net Assets                              1.57%        1.71%        2.08%       2.10%       2.85%*
Portfolio Turnover Rate                              29%          24%          28%         36%          2%
Average Commission Rate Paid                    $ .0183          N/A          N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------

* Annualized.
** Commencement of operations.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the six Portfolios, will confront.

                                PLAIN TALK ABOUT

                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

                                PLAIN TALK ABOUT

                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

   The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

   The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

   The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

   The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

   The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are considered out of favor with investors.

   The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with above-average growth potential and lower-than-average dividend yields.

[FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT. THEREFORE,
       AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

   The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.


WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

   For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.
   The 500 and Value Portfolios may be suitable for you if:

-  You want to invest in large companies.
   The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are looking for more growth potential than the 500 and Value Portfolios offer -- and are willing to accept greater fluctuations in share price.

   The Extended Market and Small Capitalization Stock Portfolios may be suitable for you if:

-  You want to focus on the stocks of medium-size and/or small companies.

- You can accept greater share-price volatility than the Trust's other Portfolios tend to experience.

   None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:

- The Trust reserves the right to reject any purchase request into any of its Portfolios -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- Two of the Trust's Portfolios (Extended Market and Small Capitalization Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of each Portfolio. If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Trust reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how the Trust's investment adviser pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Trust's board of trustees without shareholder approval. However, before making any important change in its strategies, the Trust will give shareholders 30-days notice, in writing.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

   Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, closely monitoring daily transactions.

                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.

[FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which -- in addition to being the target index for the 500 Portfolio -- is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst tends to narrow over the long term.

              --------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926 - 1996)
              --------------------------------------------------
                          1 YEAR   5 YEARS   10 YEARS   20 YEARS
              --------------------------------------------------
              Best         53.9%    23.9%      20.1%      16.9%
              Worst       -43.3    -12.5       -0.9        3.1%

              Average      12.7%    10.4%      10.8%      10.8%
              --------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.

   Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500 and Russell 2000 Indexes (the target indexes for the Extended Market and Small Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

   Even indexes that are subsets of the S&P 500 Index -- such as the S&P/BARRA Value Index and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios) -- will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.

[FLAG     THE PORTFOLIOS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK,
 GRAPHIC] WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK
          (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


                                PLAIN TALK ABOUT

                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all -- or a representative sample -- of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund -- such as research and company visits -- and keep trading activity -- and, thus, brokerage commissions -- to a minimum).

SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment -- or index -- approach. Vanguard Core Management Group, the Portfolios' adviser, creates a mix of securities that will match the performance of a benchmark index.

   The 500, Value, and Growth Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.

   The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.

   The following table shows the number of stocks generally held by each Portfolio as of December 31, 1996.

           ------------------------------------------------------
                                 NUMBER OF       NUMBER OF STOCKS
           PORTFOLIO             STOCKS HELD     IN TARGET INDEX
           ------------------------------------------------------
           Total Stock Market      2,700         More than 7,300
           500                     500           500
           Extended Market         2,000         More than 6,800
           SmallCap Stock          1,500         About 1,900
           Value                   About 340     About 340
           Growth                  About 160     About 160
           ------------------------------------------------------

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


   The top ten holdings for each Portfolio as of December 31, 1996, follow.

TOTAL STOCK

MARKET PORTFOLIO

   1. General Electric Co.
   2. The Coca-Cola Co.
   3. Exxon Corp.
   4. Intel Corp.
   5. Microsoft Corp.
   6. Merck & Co., Inc.
   7. Philip Morris Cos., Inc.
   8. International Business Machines Corp.
   9. Procter & Gamble Co.
   10. AT&T Corp.

   13% of the Portfolio's total net assets.


EXTENDED MARKET PORTFOLIO

   1. Berkshire Hathaway
   2. Electronic Data Systems
   3. Rhone-Poulenc Rorer, Inc.
   4. Carnival Corp. Class A
   5. Safeway, Inc.
   6. RJR Nabisco Holdings Corp.
   7. Republic Industries, Inc.
   8. Ascend Communications Inc.
   9. CNA Financial Corp.
   10. Parametric Technology Co.

   5% of the Portfolio's total net assets.


VALUE PORTFOLIO

   1. Exxon Corp.
   2. Royal Dutch Petroleum Co.
   3. International Business Machines Corp.
   4. AT&T Corp.
   5. Citicorp
   6. Mobil Corp.
   7. Chevron Corp.
   8. General Motors Corp.
   9. BellSouth Corp.
   10. Amoco Corp.

   22% of the Portfolio's total net assets.


500 PORTFOLIO

   1. General Electric Co.
   2. The Coca-Cola Co.
   3. Exxon Corp.
   4. Intel Corp.
   5. Microsoft Corp.
   6. Merck & Co., Inc.
   7. Philip Morris Cos., Inc.
   8. Royal Dutch Petroleum Co.
   9. International Business Machines Corp.
   10. Procter & Gamble Co.

   19% of the Portfolio's total net assets.


SMALLCAP STOCK PORTFOLIO

   1. Dura Pharmaceuticals
   2. BJ Services Co.
   3. Microchip Technology, Inc.
   4. Public Storage, Inc.
   5. Battle Mountain Gold Co.
   6. PHH Corp.
   7. United Meridian Corp.
   8. Doubletree Corp.
   9. United Waste Systems, Inc.
   10. Herman Miller, Inc.

   2% of the Portfolio's total net assets.


GROWTH PORTFOLIO

   1. General Electric Co.
   2. The Coca-Cola Co.
   3. Intel Corp.
   4. Microsoft Corp.
   5. Merck & Co., Inc.
   6. Philip Morris Cos., Inc.
   7. Procter & Gamble Co.
   8. Johnson & Johnson
   9. Bristol-Myers Squibb Co.
   10. Pfizer, Inc.

   32% of the Portfolio's total net assets.

   Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth

Portfolio, which seeks to parallel an index of about 160 stocks, has far more of its assets invested in its top ten holdings (32%) than the Total Stock Market Portfolio (13%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for passively managed index funds investing in common stocks is roughly 20%; for actively managed funds, the average turnover rate is 79%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

PORTFOLIO TURNOVER

Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio, to 27% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK
       FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.

   Losses (or gains) involving contracts can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, each Portfolio will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

   The reasons for which a Portfolio may use futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, a Portfolio will not:

-  Invest more than 25% of its assets in any one industry.

- Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Portfolio will not make any additional investments.

   With respect to 75% of its assets, a Portfolio will not:

-  Invest more than 5% in the outstanding securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

      ---------------------------------------------------------------------
                          Average Annual Total Returns
                           For Periods Ended 12/31/96
      ---------------------------------------------------------------------
                                     1 Year   5 Years   10 Years   20 Years
      ---------------------------------------------------------------------
      Total Stock Market              21.0%    16.0%*       --         --
      Wilshire 5000 Index             21.2     16.4*        --         --

      500                             22.9%    15.1%      15.0%      14.2%
      S&P 500 Index                   23.0     15.2       15.3       14.6%

      Extended Market**               17.7%    14.8%      15.3%*       --
      Wilshire 4500 Index             17.2     14.3       15.4*        --

      SmallCap Stock**                18.1%    16.3%      12.5%        --
      Russell 2000 Index              16.5     15.6       12.4         --

      Value                           21.9%    18.6%*       --         --
      S&P/BARRA Value Index           22.0     18.8*        --         --

      Growth                          23.7%    15.8%*       --         --
      S&P/BARRA Growth Index          24.0     16.1*        --         --
      ---------------------------------------------------------------------

** Since inception; see page 2
** Does not include transaction fee; see page 2.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year. 16

   The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios (or the purchase fee for the Total Stock Market Portfolio that was eliminated at year end 1995), nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                                 TOTAL ASSETS  -  LIABILITIES
           NET ASSET VALUE = --------------------------------------
                                 NUMBER OF SHARES OUTSTANDING

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.

   Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations for each Portfolio, but the most common are IDXTOT, IDX 500, IDXEXT, IDXSMCAP, IDXVAL, and IDXGRO.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market and Small Capitalization Stock Portfolios distribute their income in December. All six Portfolios distribute any capital gains realized from the sale of securities in December; keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.


   If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulated on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals.

   Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations for each Portfolio, but the most common are IDXTOT, Idx 500, IdxExt, IdxSmcap, IdxVal, and IdxGro.


                                PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market and Small Capitalization Stock Portfolios distribute their income in December. All six Portfolios distribute any capital gains realized from the sale of securities in December; keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.

   If you own shares of any of the Trust's Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your investment in a Portfolio of Vanguard Index Trust is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your own tax adviser about other tax consequences of an investment in the Portfolio.

THE TRUST AND VANGUARD

Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                                PLAIN TALK ABOUT

                             THE PORTFOLIOS' ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1996, the Group managed $57 billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

   GEORGE U. SAUTER, Principal of Vanguard; 12 years investment experience, 10 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago.

   Mr. Sauter has served in this capacity since 1987.


INVESTMENT ADVISER

Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the year ended December 31, 1996, the six Portfolios paid a total of $127,000 in investment advisory expenses (the Value and Growth Portfolios each paid $12,000; the Total Stock Market and Extended Market Portfolios each paid $27,000, the 500 Portfolio paid $20,000, and the Small Capitalization Stock Portfolio paid $29,000).

   The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.

   Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a trustee) if the holders of at least 10% of a Portfolio's shares request a meeting in writing.




"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

One or more of the six Portfolios described in this prospectus is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

- If you have any questions about a Portfolio or Vanguard, including the Portfolio's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS

Contributions, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of a Portfolio and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about one of the Portfolios of Vanguard Index Trust, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request in-cludes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

   Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE               Use your personal computer to visit Vanguard's education-oriented website,
WORLD WIDE WEB                which provides timely news and information about Vanguard funds and services;
http://www.vanguard.com       an on-line "university" that offers a variety of mutual fund classes; and
                              easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE(sm)           Use your personal computer to learn more about Vanguard funds and services;
KEYWORD: Vanguard             map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America
                              Online(R) (AOL). To establish an AOL account, call 1-800-238-6336.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]


FOR PARTICIPANTS IN                     FOR OTHER INSTITUTIONAL            ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS                INVESTORS                          VANGUARD MUTUAL FUND
                                        1-800-523-1036                     EDUCATION AND INFORMATION
PARTICIPANT SERVICES DEPARTMENT         For information on Vanguard        CENTER
1-800-523-1188                          funds and services
TEXT TELEPHONE:                                                            World Wide Web
1-800-523-8004                                                             http://www.vanguard.com
For information on the
Vanguard funds in your plan,                                               E-mail
Monday through Friday                                                      online@vanguard.com
8:30 a.m. to 7 p.m.,
Eastern time

                                                     (C) 1997 Vanguard Marketing
                                                        Corporation, Distributor
                                                        1040N

                                     PART B

                              VANGUARD INDEX TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 1997

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated March 28, 1997). To obtain the Prospectus please call:

                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Limitations....................................................................     5
Purchase of Shares........................................................................     6
Redemption of Shares......................................................................     7
Yield and Total Return....................................................................     7
Management of the Trust...................................................................     8
Portfolio Transactions....................................................................    11
Description of Shares and Voting Rights...................................................    11
Performance Measures......................................................................    12
Financial Statements......................................................................    13

                       INVESTMENT OBJECTIVES AND POLICIES

     REPURCHASE AGREEMENTS Each Portfolio of the Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Trustees will monitor the Trust's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Trust. No more than an aggregate of 15% of a Portfolio's assets at the time of investment will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio of the Trust may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and
(d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS Each Portfolio of the Trust may enter into futures contracts, options, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of simulating full investment and reducing transactions costs. The Trust does not use futures or options for speculative purposes. Each Portfolio will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Trust's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio of the Trust expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Trust's Portfolios intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Trust require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect against a decrease in the price of securities it intends to sell or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Trust also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategies of the Trust are engaged in only for hedging purposes, the Trust's Officers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Trust does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged.

     It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Each Portfolio of the Trust is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Portfolio (as defined in the Investment Company Act of 1940). Each Portfolio may not under any circumstances:

      1) change its investment objective, which is to provide investment results that correspond to the performance of a particular stock index as set forth in (2) below;

      2) change its investment policy, which, in the case of the 500 Portfolio, is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible; in the case of the Extended Market Portfolio, is to attempt to duplicate the performance of common stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ not included in the S&P 500 Index as represented by the Wilshire 4500 Index; in the case of the Total Stock Market Portfolio is to match the investment performance of the Wilshire 5000 Index, an index consisting of all regularly traded U.S. stocks; in the case of the Value Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Value Index by owning as many of the stocks contained in the index as is feasible; in the case of the Growth Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Growth Index by owning as many of the stocks contained in the index as is feasible; and, in the case of the Small Capitalization Stock Portfolio is to duplicate the investment performance of the Russell 2000 Small Stock Index;

      3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein, and that each Portfolio may invest in stock index futures contracts, stock options and options on stock index futures contracts to the extent that not more than 5% of the Portfolio's assets are required as margin deposit for futures contracts and not more than 20% of a Portfolio's assets are invested in futures and options at any time;

      4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities";

      5) purchase securities on margin or sell securities short, except as set forth in paragraph 3 above;

      6) with respect to 75% of total assets, purchase more than 10% of the outstanding voting securities of any company;

      7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      8) borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of its net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever a borrowing exceeds 5% of a Portfolio's net assets, the Portfolio will not make any additional investments;

      9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

     10) engage in the business of underwriting securities issued by other persons except to the extent that a Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     11) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Trust's investment in The Vanguard Group, Inc.);

     12) invest for the purpose of controlling management of any company;

     13) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders, or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     14) invest more than 25% of the value of its total assets in any one industry; or

     15) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3", above.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Trust may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Trust and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Trust and other investment companies. See "The Vanguard Group". Each Portfolio of the Trust may not invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' of continuous operation. Additionally, each Portfolio of the Trust will not purchase or retain securities of an issuer if those Officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities. These are non-fundamental policies which may be changed by the vote of a majority of the Trustees.

                               PURCHASE OF SHARES

     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.

     EXCHANGE OF SECURITIES FOR SHARES OF THE TRUST In certain circumstances, shares of the Trust's Portfolios may be purchased in exchange for a minimum value of $1 million in common stocks. Such common stocks must be included in the appropriate Index and each position must have a market value in excess of $10,000. Additionally, such securities will be acquired by a Portfolio of the Trust for investment purpose and not for resale and must be liquid securities which are not restricted as to transfer and have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ. Securities accepted by the Portfolio will be valued as set forth under "The Share Price of Each Portfolio" in the Trust's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of each Portfolio of the Trust are issued at net asset value determined as of the same time. "IN-KIND" PURCHASES OF THE SMALL CAPITALIZATION STOCK AND EXTENDED MARKET PORTFOLIOS WILL NOT BE SUBJECT TO THE 0.5% TRANSACTION FEES. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

     The Portfolio will not accept securities in exchange unless: (1) such securities are, at the time of the exchange, included in the Portfolio; (2) such an exchange will not cause the Portfolio's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Portfolio's net assets immediately prior to the transaction.

     Investors interested in such purchases should contact the Trust.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Trust for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

     The Trust has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                             YIELD AND TOTAL RETURN

     The yield of the 500 Portfolio of the Trust for the 30-day period ended December 31, 1996 was +1.83%. The yield of the Extended Market Portfolio of the Trust for the 30-day period ended December 31, 1996 was +1.31%. The yield of the Total Stock Market Portfolio of the Trust for the 30-day period ended December 31, 1996 was +1.71%. The yield of the Value Portfolio for the 30-day period ended December 31, 1996 was +2.32%. The yield of the Growth Portfolio for the 30-day period ended December 31, 1996 was +1.40%. The yield of the Small Capitalization Stock Portfolio for the 30-day period ended December 31, 1996 was +1.52%.

     The average annual total return of the 500 Portfolio* for the one- five- and ten-year periods ended December 31, 1996 was +22.88%, +15.07% and +15.04%, respectively. The average annual total return for the Extended Market Portfolio** for the one- and five-year periods ended December 31, 1996 and since the Portfolio's inception on December 21, 1987 was +17.65%, +14.77% and +15.26%, respectively. The average annual total return of the Total Stock Market Portfolio* for the period ended December 31, 1996, and since the Portfolio's inception on April 27, 1992 was +20.96% and +16.01%(+). The average annual total return of the Value Portfolio* for the period ended December 31, 1996 and since inception on November 2, 1992 was +21.86% and +18.59%(+). The average annual total return of the Growth Portfolio* for the period ended December 31, 1996 and since inception on November 2, 1992 was +23.74% and +15.81%(+). The average annual total return of the Small Capitalization Stock Portfolio*** for the one-five- and ten-year periods ended December 31, 1996 was +18.12%, +16.25% and +12.46%, respectively. Total return is computed by finding the average compounded rates of return over the one- five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.
---------------
  * Total return figures are not adjusted to reflect the $10 annual account maintenance fee.
 ** Total return figures for the Extended Market Portfolio are not adjusted to reflect the 0.5% portfolio transaction fee and the $10 annual account maintenance fee.
*** Total return figures for the Small Capitalization Stock Portfolio are not adjusted to reflect the 1% portfolio transaction fee and the $10 annual account maintenance fee.
(+) Annualized.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive
Officer & Trustee*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company.

BARBARA BARNES HAUPTFUHRER, Trustee

     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Trustee
     President, The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Trustee
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Trustee
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Trust are "interested persons" as defined in the Investment
 Company Act of 1940.

THE VANGUARD GROUP, INC.

     Vanguard Index Trust is a member of the Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are Officers of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides as follows: (a) each aggregate Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limitation on the amount that the Vanguard Funds may contribute to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1996, the Trust had contributed capital of $3,464,000 to Vanguard, representing 17.3% of Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1996, the Trust's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $52,747,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Trust paid approximately $7,210,000 of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Admiral Funds, Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard California Tax-Free Fund, Florida Insured Tax-Free Fund, New Jersey Tax-Free Fund, New York Insured Tax-Free Fund, Ohio Tax-Free Fund, Pennsylvania Tax-Free Fund, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1996, the Fund paid approximately $127,000 of Vanguard's expenses relating to investment advisory services.

     REMUNERATION OF TRUSTEES AND OFFICERS The Trust pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Trust and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended December 31, 1996, the Fund's proportionate share of remuneration for all Officers as a group was approximately $932,994, and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately $25,950.

     During the fiscal year ended December 31, 1996, the Trust paid approximately $84,000 in Trustees' fees and expenses.

     Upon retirement, Trustees who are not Officers receive an annual fee of $1,000 for each year of service on the Board up to a maximum of $15,000. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect.

     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees and Officers of the Trust for whom the Trust's proportionate share of remuneration exceeded $60,000 for the fiscal year ended December 31, 1996.

                              VANGUARD INDEX TRUST
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT         ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS       ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM TRUST      PART OF TRUST EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ----------------------     ---------------     -----------------------
John C. Bogle(1)                 $479,232               $5,190                      --                      --
John J. Brennan(1)               $294,423               $5,190                      --                      --
Barbara Barnes Hauptfuhrer       $  9,454               $1,468                 $15,000                 $65,000
Robert E. Cawthorn               $  9,454               $1,223                 $13,000                 $65,000
Bruce K. MacLaury                $ 10,244               $1,435                 $12,000                 $60,000
Burton G. Malkiel                $  9,454               $  979                 $15,000                 $65,000
Alfred M. Rankin, Jr.            $  9,454               $  773                 $15,000                 $65,000
John C. Sawhill                  $  9,454               $  917                 $15,000                 $65,000
James O. Welch, Jr.              $  9,454               $1,129                 $15,000                 $65,000
J. Lawrence Wilson               $  9,454               $  816                 $15,000                 $65,000

NAMES OF OTHER OFFICERS
---------------------
Raymond J. Klapinsky,
  Secretary                      $ 79,607               $5,190                      --                      --

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                               PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, the Trust uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Trust.

     Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Trust may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Trust shares by a broker or dealer in selecting among broker-dealers.

     During the years ended December 31, 1994, 1995 and 1996, the Trust paid brokerage commissions of $2,092,196, $3,421,567 and $5,809,682, respectively.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes ("Portfolios") of shares. Currently the Trust is offering shares of six Portfolios.

     The shares of the Trust are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no pre-emptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Trust will continue without limitation of time, provided however that:

     1) Subject to the majority vote of the holders of shares of any Portfolio of the Trust outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Portfolio;

     2) Subject to the majority vote of shares of any Portfolio of the Trust outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio; and

     3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the

Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Index Trust, may from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S/BARRA VALUE INDEX -- contains common stocks of the S&P 500 Index which have lower than average price-to-book ratios.

STANDARD & POOR'S/BARRA GROWTH INDEX -- contains common stocks of the S&P 500 Index which have higher than average price-to-book ratios.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 2000 STOCK INDEX -- is composed of approximately 2,000 small capitalization stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

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NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

                              FINANCIAL STATEMENTS

     The Trust's Financial Statements for the year ended December 31, 1996, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Index Trust 1996 Annual Report to Shareholders and inserts thereto, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Trust's 1996 Annual Report to Shareholders and inserts thereto, are enclosed with this Statement of Additional Information.

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